Group information	6 Months Ended
Jun. 30, 2026
Disclosure Of Group Information [Abstract]
Group information

1. Group information

Immatics N.V., together with its German subsidiary Immatics Biotechnologies GmbH (“Immatics GmbH”) and its U.S. subsidiary, Immatics US Inc., (“Immatics” or “the Group”) is a biotechnology company that is primarily engaged in the research and development of PRAME-directed immunotherapies that harness the power of T cells for the treatment of cancer patients.

Immatics N.V. is registered with the commercial register at the Netherlands Chamber of Commerce under RSIN 861058926 with a corporate seat in Amsterdam and is located at Paul-Ehrlich Str. 15 in 72076 Tübingen, Germany.

These unaudited interim condensed consolidated financial statements of the Group for the three and six month period ended June 30, 2026, were authorized for issue by the Audit Committee of Immatics N.V. on August 18, 2026.